Vanguard Malvern Funds
Supplement Dated July 27, 2020, to the Statement of Additional Information Dated January 31, 2020
Reorganization of Vanguard Capital Value Fund into Vanguard Windsor™ Fund
Effective as of the close of business on July 24, 2020, the reorganization of Vanguard Capital Value Fund, a series of Vanguard Malvern Funds, with and into Vanguard Windsor Fund, a series of Vanguard Windsor Funds, is complete. Any references to Vanguard Capital Value Fund in this Statement of Additional Information are hereby deleted.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 078B 072020